UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 3, 2010
THE WILLIAMS COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 918/573-2000
WILLIAMS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 918/573-2000
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 3, 2010, the Board of Directors of The Williams Companies, Inc. (“Williams”) elected Rory L. Miller as Senior Vice President of Williams effective January 3, 2011. Also on November 3, 2010, the Board of Directors of Williams Partners GP LLC (the “General Partner”), the general partner of Williams Partners L.P. (the “Partnership”), elected Mr. Miller as Senior Vice President – Midstream and director of the General Partner, in each case effective January 3, 2011. Mr. Miller will assume positions currently held by Alan S. Armstrong, who was elected to replace Steven J. Malcolm as President and Chief Executive Officer of Williams and Chairman of the Board and Chief Executive Officer of the General Partner, in each case effective January 3, 2011.
     Mr. Miller, age 50, has served as Vice President of Williams’ onshore gathering and processing business since January 2010. From 2004 to December 2009, he was Vice President of Williams’ Gulf Coast gathering and processing business. In prior positions with Williams over the past 20 years, Mr. Miller served in other various roles supporting Williams’ gathering and processing business.
Item 7.01. Regulation FD Disclosure.
     On November 5, 2010, Williams and the Partnership issued a press regarding the election of Mr. Miller described above. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 5, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.
/s/ La Fleur C. Browne
Name:	La Fleur C. Browne
Title:	Corporate Secretary

DATED: November 5, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.
By:	Williams Partners GP LLC,
its General Partner

/s/ La Fleur C. Browne
Name:	La Fleur C. Browne
Title:	Corporate Secretary

DATED: November 5, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 5, 2010.